Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Six Months Ended
	6/30/2015	6/30/2014	% Chg	6/30/2015	6/30/2014	% Chg
Operating Revenues
Service	$29,541	$29,556	-0.1%	$58,503	$59,332	-1.4%
Equipment	3,474	3,019	15.1%	7,088	5,719	23.9%
Total Operating Revenues	33,015	32,575	1.4%	65,591	65,051	0.8%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	15,140	14,212	6.5%	29,721	27,533	7.9%
Selling, general and administrative	7,467	8,197	-8.9%	15,428	16,457	-6.3%
Depreciation and amortization	4,696	4,550	3.2%	9,274	9,167	1.2%
Total Operating Expenses	27,303	26,959	1.3%	54,423	53,157	2.4%
Operating Income	5,712	5,616	1.7%	11,168	11,894	-6.1%
Interest Expense	932	881	5.8%	1,831	1,741	5.2%
Equity in Net Income of Affiliates	33	102	-67.6%	33	190	-82.6%
Other Income (Expense) - Net	48	1,269	-96.2%	118	1,414	-91.7%
Income Before Income Taxes	4,861	6,106	-20.4%	9,488	11,757	-19.3%
Income Tax Expense	1,715	2,485	-31.0%	3,066	4,402	-30.3%
Net Income	3,146	3,621	-13.1%	6,422	7,355	-12.7%
Less: Net Income Attributable to Noncontrolling Interest	(102)	(74)	-37.8%	(178)	(156)	-14.1%
Net Income Attributable to AT&T	$3,044	$3,547	-14.2%	$6,244	$7,199	-13.3%

Basic Earnings Per Share Attributable to AT&T	$0.58	$0.68	-14.7%	$1.20	$1.38	-13.0%
Weighted Average Common Shares Outstanding (000,000)	5,204	5,204	-	5,204	5,213	-0.2%

Diluted Earnings Per Share Attributable to AT&T	$0.58	$0.68	-14.7%	$1.20	$1.38	-13.0%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,220	5,220	-	5,220	5,229	-0.2%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Six Months Ended

Wireless	6/30/2015	6/30/2014	% Chg	6/30/2015	6/30/2014	% Chg
Segment Operating Revenues
Service	$15,115	$15,148	-0.2%	$29,927	$30,535	-2.0%
Equipment	3,189	2,782	14.6%	6,563	5,261	24.7%
Total Segment Operating Revenues	18,304	17,930	2.1%	36,490	35,796	1.9%

Segment Operating Expenses
Operations and support	11,551	11,568	-0.1%	23,232	22,450	3.5%
Depreciation and amortization	2,073	2,035	1.9%	4,131	3,966	4.2%
Total Segment Operating Expenses	13,624	13,603	0.2%	27,363	26,416	3.6%
Segment Operating Income	4,680	4,327	8.2%	9,127	9,380	-2.7%
Equity in Net Income (Loss) of Affiliates	-	(29)	-	(4)	(49)	91.8%
Segment Income	$4,680	$4,298	8.9%	$9,123	$9,331	-2.2%

Segment Operating Income Margin	25.6%	24.1%		25.0%	26.2%

Wireline
Segment Operating Revenues
Service	$13,981	$14,408	-3.0%	$27,916	$28,797	-3.1%
Equipment	233	229	1.7%	446	441	1.1%
Total Segment Operating Revenues	14,214	14,637	-2.9%	28,362	29,238	-3.0%

Segment Operating Expenses
Operations and support	10,362	10,700	-3.2%	20,625	21,157	-2.5%
Depreciation and amortization	2,488	2,514	-1.0%	4,964	5,198	-4.5%
Total Segment Operating Expenses	12,850	13,214	-2.8%	25,589	26,355	-2.9%
Segment Operating Income	1,364	1,423	-4.1%	2,773	2,883	-3.8%
Equity in Net Income (Loss) of Affiliates	1	-	-	(6)	1	-
Segment Income	$1,365	$1,423	-4.1%	$2,767	$2,884	-4.1%

Segment Operating Income Margin	9.6%	9.7%		9.8%	9.9%

International
Segment Operating Revenues
Service	$445	$-	-	$660	$-	-
Equipment	46	-	-	67	-	-
Total Segment Operating Revenues	491	-	-	727	-	-

Segment Operating Expenses
Operations and support	529	-	-	748	-	-
Depreciation and amortization	125	-	-	169	-	-
Total Segment Operating Expenses	654	-	-	917	-	-
Segment Operating Income (Loss)	(163)	-	-	(190)	-	-
Equity in Net Income of Affiliates	-	99	-	-	153	-
Segment Income (Loss)	$(163)	$99	-	$(190)	$153	-

Segment Operating Income Margin	(33.2)%	-		(26.1)%	-

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions
	6/30/15	12/31/14
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$20,956	$8,603
Accounts receivable - net of allowances for doubtful accounts of $492 and $454	13,821	14,527
Prepaid expenses	834	831
Deferred income taxes	1,131	1,142
Other current assets	6,421	6,925
Total current assets	43,163	32,028
Property, Plant and Equipment - Net	114,348	112,898
Goodwill	70,920	69,692
Licenses	80,922	60,824
Other Intangible Assets - Net	6,385	6,139
Investments in Equity Affiliates	288	250
Other Assets	10,463	10,998
Total Assets	$326,489	$292,829

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$8,603	$6,056
Accounts payable and accrued liabilities	21,560	23,592
Advanced billing and customer deposits	4,075	4,105
Accrued taxes	3,848	1,091
Dividends payable	2,441	2,438
Total current liabilities	40,527	37,282
Long-Term Debt	105,067	76,011
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	38,516	37,544
Postemployment benefit obligation	36,638	37,079
Other noncurrent liabilities	18,240	17,989
Total deferred credits and other noncurrent liabilities	93,394	92,612
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	91,032	91,108
Retained earnings	29,086	27,736
Treasury stock	(46,793)	(47,029)
Accumulated other comprehensive income	7,039	8,060
Noncontrolling interest	642	554
Total stockholders' equity	87,501	86,924
Total Liabilities and Stockholders' Equity	$326,489	$292,829

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
(Unaudited)
	Six months ended June 30,
	2015	2014

Operating Activities
Net income	$6,422	$7,355
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	9,274	9,167
Undistributed earnings from investments in equity affiliates	(23)	(58)
Provision for uncollectible accounts	535	444
Deferred income tax expense	1,183	546
Net gain from sale of investments, net of impairments	(50)	(1,365)
Changes in operating assets and liabilities:
Accounts receivable	434	(566)
Other current assets	743	(771)
Accounts payable and accrued liabilities	(1,125)	2,894
Retirement benefit funding	(455)	(280)
Other - net	(1,040)	(497)
Total adjustments	9,476	9,514
Net Cash Provided by Operating Activities	15,898	16,869

Investing Activities
Construction and capital expenditures:
Capital expenditures	(8,328)	(11,649)
Interest during construction	(339)	(118)
Acquisitions, net of cash acquired	(20,954)	(857)
Dispositions	72	4,921
Sale of securities	1,890	-
Return of advances to and investments in equity affiliates	-	2
Other	(1)	-
Net Cash Used in Investing Activities	(27,660)	(7,701)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	-	134
Issuance of long-term debt	33,958	8,564
Repayment of long-term debt	(2,919)	(3,508)
Purchase of treasury stock	-	(1,396)
Issuance of treasury stock	20	27
Dividends paid	(4,873)	(4,784)
Other	(2,071)	(239)
Net Cash Provided by (Used in) Financing Activities	24,115	(1,202)
Net increase in cash and cash equivalents	12,353	7,966
Cash and cash equivalents beginning of year	8,603	3,339
Cash and Cash Equivalents End of Period	$20,956	$11,305

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended			Six Months Ended
	6/30/2015	6/30/2014	% Chg	6/30/2015	6/30/2014	% Chg

Wireless
Subscribers and Connections
Total				123,902	116,634	6.2%
Postpaid				76,541	74,332	3.0%
Prepaid[1]				10,438	10,082	3.5%
Reseller				13,506	13,756	-1.8%
Connected Devices[1]				23,417	18,464	26.8%

Wireless Net Adds
Total	2,094	634	-	3,312	1,696	95.3%
Postpaid	410	1,026	-60.0%	851	1,651	-48.5%
Prepaid	331	(286)	-	429	(198)	-
Reseller	(95)	(162)	41.4%	(361)	(368)	1.9%
Connected Devices	1,448	56	-	2,393	611	-
M&A Activity, Partitioned Customers and Other Adjs.	36	(14)	-	36	4,562	-

Wireless Churn
Postpaid Churn	1.01%	0.86%	15 BP	1.01%	0.96%	5 BP
Total Churn	1.31%	1.47%	-16 BP	1.36%	1.43%	-7 BP

Other
Licensed POPs (000,000)				321	321	-

Wireline
Voice
Total Wireline Voice Connections				23,497	26,958	-12.8%
Net Change	(652)	(758)	14.0%	(1,281)	(1,531)	16.3%

Broadband
Total Wireline Broadband Connections				15,961	16,448	-3.0%
Net Change	(136)	(55)	-	(67)	23	-

Video
Total U-verse Video Connections				5,971	5,851	2.1%
Net Change	(22)	190	-	28	391	-92.8%

Consumer Revenue Connections
Broadband[2]				14,428	14,780	-2.4%
U-verse Video Connections				5,946	5,831	2.0%
Voice[3]				13,312	15,314	-13.1%
Total Consumer Revenue Connections[1]				33,686	35,925	-6.2%
Net Change	(489)	(299)	-63.5%	(680)	(465)	-46.2%

AT&T Inc.
Construction and capital expenditures:
Capital expenditures	$4,480	$5,933	-24.5%	$8,328	$11,649	-28.5%
Interest during construction	$216	$63	-	$339	$118	-
Dividends Declared per Share	$0.47	$0.46	2.2%	$0.94	$0.92	2.2%
End of Period Common Shares Outstanding (000,000)				5,193	5,191	-
Debt Ratio[4]				56.5%	47.6%	890 BP
Total Employees				250,730	248,170	1.0%

[1]	Prior year amounts restated to conform to current period reporting methodology.
[2]	Consumer wireline broadband connections include DSL lines, U-verse high speed Internet access and satellite broadband.
[3]	Includes consumer U-verse Voice over Internet Protocol connections of 5,170 as of June 30, 2015.
[4]	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Note: For the end of 2Q15, total switched access lines were 18,116; retail business switched access lines totaled 8,331; and wholesale, national mass markets and coin switched access lines totaled 1,643. Restated switched access lines do not include ISDN lines.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Adjusted Consolidated EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	June 30,
	2013	2014	2015
Operating Revenues	$32,075	$32,575	$33,015

Reported Operating Income	$6,113	$5,616	$5,712
Plus: Depreciation and Amortization	4,571	4,550	4,696
EBITDA[1]	$10,684	$10,166	$10,408
Adjustments:
Wireless merger integration costs[2]	-	97	215
Leap network decommissioning	-	-	364
DIRECTV/Mexico merger costs[3]	-	-	116
Adjusted EBITDA	$10,684	$10,263	$11,103
Year-over-year growth - Adjusted		-3.9%	8.2%
Adjusted EBITDA Margin*	33.3%	31.5%	33.6%

[1] EBITDA is defined as operating income before depreciation and amortization.

[2] Adjustments include Operations and Support expenses for domestic wireless integration costs.

[3]Adjustments include Operations and Support expenses for Iusacell and Nextel Mexico integration costs and DIRECTV merger costs.

Adjusted EBITDA is a non-GAAP financial measure calculated by excluding costs which are non-recurring in nature, including dispositions and merger integration and transaction costs. Adjusted EBITDA also excludes net actuarial gains or losses associated with our pension and postemployment benefit plans. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted EBITDA should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted EBITDA, as presented, may differ from similarly titled measures reported by other companies.

*Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by Operating Revenues.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Adjusted Operating Income and Margin
Dollars in millions
Unaudited
	Three Months Ended
	June 30,
	2013	2014	2015
Operating Revenues	$32,075	$32,575	$33,015

Reported Operating Income	$6,113	$5,616	$5,712
Adjustments:
Wireless merger integration costs[1]	-	141	247
Leap network decommissioning	-	-	364
DIRECTV/Mexico merger costs[2]	-	-	147

Adjusted Operating Income	$6,113	$5,757	$6,470
Year-over-year growth - Adjusted		-5.8%	12.4%
Adjusted Operating Income Margin*	19.1%	17.7%	19.6%

[1] Adjustments include domestic wireless integration costs. [2] Adjustments include Iusacell and Nextel Mexico integration costs and DIRECTV merger costs.

Adjusted Operating Income and Margin are non-GAAP financial measures calculated by excluding from operating revenues and operating expenses significant items that are non-operational or non-recurring in nature. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Income and Margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted Operating Income and Margin, as presented, may differ from similarly titled measures reported by other companies.

*Adjusted Operating Income Margin is calculated by dividing Adjusted Operating Income by Operating Revenues.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Free Cash Flow
Dollars in millions
Unaudited
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2015	2014	2015
Net cash provided by operating activities	$8,070	$9,160	$16,869	$15,898
Less: Construction and capital expenditures	(5,996)	(4,696)	(11,767)	(8,667)
Free Cash Flow	$2,074	$4,464	$5,102	$7,231

Free Cash Flow after Dividends
Dollars in millions
Unaudited
	Three Months Ended		SIx Months Ended
	June 30,		June 30,
	2014	2015	2014	2015
Net cash provided by operating activities	$8,070	$9,160	$16,869	$15,898
Less: Construction and capital expenditures	(5,996)	(4,696)	(11,767)	(8,667)
Free Cash Flow	2,074	4,464	5,102	7,231
Less: Dividends paid	(2,386)	(2,439)	(4,784)	(4,873)
Free Cash Flow after Dividends	$(312)	$2,025	$318	$2,358

Free Cash Flow Dividend Payout Ratio		55%		67%

Free cash flow includes reimbursements of certain postretirement benefits paid.

Free cash flow is defined as cash from operations minus construction and capital expenditures. Free cash flow after dividends is defined as cash from operations minus construction, capital expenditures and dividends. Free cash flow dividend payout ratio is defined as the percentage of dividends paid to free cash flow. We believe these metrics provide useful information to our investors because management regularly reviews free cash flow as an important indicator of the cash generated by normal business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Annualized Net-Debt-to-Adjusted-EBITDA Ratio
Dollars in millions
Unaudited
	Three Months Ended
	3/31/15	6/30/15	YTD 2015

Operating Revenues	$32,576	$33,015	$65,591
Operating Expenses	27,120	27,303	54,423
Total Operating Income	5,456	5,712	11,168
Add Back Depreciation and Amortization	4,578	4,696	9,274
Consolidated Reported EBITDA	10,034	10,408	20,442
Add Back:
Wireless merger integration costs[1]	209	215	424
Leap network decommissioning	-	364	364
DIRECTV/Mexico merger costs[2]	89	116	205
Pension termination charges	150	-	150
Total Consolidated Adjusted EBITDA	10,482	11,103	21,585
Annualized Consolidated Adjusted EBITDA			$43,170
End-of-period current debt			8,603
End-of-period long-term debt			105,067
Total End-of-Period Debt			113,670
Less Cash and Cash Equivalents			20,956
Net Debt Balance			$92,714
Annualized Net-Debt-to-Adjusted-EBITDA Ratio			2.15
[1] Adjustments include Operations and Support expenses for domestic wireless integration costs.

[2] Adjustments include Operations and Support expenses for Iusacell and Nextel Mexico integration costs and DIRECTV merger costs.

Net-Debt-to-EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies. Management believes these measures provide relevant and useful information to investors and other users of our financial data.  Net debt is calculated by subtracting cash and cash equivalents from the sum of debt maturing within one year and long-term debt. The Net-Debt-to-EBITDA ratio is calculated by dividing the Net Debt by annualized EBITDA.  Annualized EBITDA is calculated by annualizing the year-to-date EBITDA.

Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Adjusted Diluted EPS
Unaudited

	Three Months Ended
	June 30,
	2014	2015

Reported Diluted EPS	$0.68	$0.58
Adjustments:
Wireless merger integration costs[1]	0.02	0.03
Gain on sale of América Móvil shares	(0.08)	-
Leap network decommissioning	-	0.05
DIRECTV/Mexico merger costs[2]	-	0.03
Adjusted Diluted EPS	$0.62	$0.69

Year-over-year growth - Adjusted		11.3%

Weighted Average Common Shares Outstanding
with Dilution (000,000)	5,220	5,220

[1] Adjustments include domestic wireless integration costs.

[2]Adjustments include Iusacell and Nextel Mexico integration costs, DIRECTV merger costs and interest expense incurred on debt issued in May 2015 to fund the cash consideration of the DIRECTV merger.

Adjusted Diluted EPS is a non-GAAP financial measure calculated by excluding from operating revenues, operating expenses and equity in net income of affiliates certain significant items that are non-operational or non-recurring in nature, including dispositions. Management believes that this measure provides relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted Diluted EPS, as presented, may differ from similarly titled measures reported by other companies.

Sum of components may not tie due to rounding.

Financial Data

AT&T Inc.
Non-GAAP Wireless Reconciliation
Wireless Segment EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15

Segment Operating Revenues
Service	$15,148	$15,423	$15,074	$14,812	$15,115
Equipment	2,782	2,914	4,785	3,374	3,189
Total Segment Operating Revenues	$17,930	$18,337	$19,859	$18,186	$18,304

Segment Operating Expenses
Operations and support	11,568	11,855	14,619	11,681	11,551
Depreciation and amortization	2,035	1,965	2,010	2,058	2,073
Total Segment Operating Expenses	13,603	13,820	16,629	13,739	13,624
Segment Operating Income	4,327	4,517	3,230	4,447	4,680
Segment Operating Income Margin	24.1%	24.6%	16.3%	24.5%	25.6%
Plus: Depreciation and amortization	2,035	1,965	2,010	2,058	2,073
EBITDA[1]	$6,362	$6,482	$5,240	$6,505	$6,753
EBITDA as a % of Service Revenues[2]	42.0%	42.0%	34.8%	43.9%	44.7%

1EBITDA is defined as Operating Income before Depreciation and amortization. [2]Service revenues include Wireless data, voice, text and other service revenues.

Financial Data

AT&T Inc.
Non-GAAP Wireless Reconciliation
Wireless Segment Adjusted EBITDA
Dollars in millions
Unaudited	Three Months Ended
	June 30,
	2013	2014	2015
Service Revenues[2]	$15,370	$15,148	$15,115

EBITDA[1]	$6,521	$6,362	$6,753
EBITDA as a % of Service Revenues[2]	42.4%	42.0%	44.7%
Adjustments:
Wireless merger integration costs[3]	-	96	215
Leap network decommissioning	-	-	364
Adjusted EBITDA[1]	$6,521	$6,458	$7,332
Adjusted EBITDA as a % of Adjusted Service Revenues[2]	42.4%	42.6%	48.5%

1 EBITDA is defined as Operating Income before Depreciation and amortization.
[2] Service revenues include Wireless data, voice, text and other service revenues.
[3] Operations and Support expenses for domestic wireless integration costs.

Financial Data

AT&T Inc.
Non-GAAP Wireline Reconciliation
Wireline Segment EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	6/30/14	3/31/15	6/30/15

Segment Operating Revenues
Service	$14,408	$13,935	$13,981
Equipment	229	213	233
Total Segment Operating Revenues	$14,637	$14,148	$14,214

Segment Operating Expenses
Operations and support	10,700	10,263	10,362
Depreciation and amortization	2,514	2,476	2,488
Total Segment Operating Expenses	13,214	12,739	12,850
Segment Operating Income	1,423	1,409	1,364
Segment Operating Income Margin	9.7%	10.0%	9.6%
Plus: Depreciation and amortization	2,514	2,476	2,488
EBITDA[1]	$3,937	$3,885	$3,852
EBITDA Margin	26.9%	27.5%	27.1%

1EBITDA is defined as Operating Income Before Depreciation and Amortization.

Financial Data

AT&T Inc.
Non-GAAP Wireline Reconciliation
Adjusted Operating Revenues to Exclude Connecticut Wireline Properties[1]
Dollars in millions
Unaudited	Three Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15

Connecticut Wireline Operating Revenues
Consumer Markets	$169	$169	$174	$173	$170	$43	$-	$-
AT&T Business Solutions	109	107	101	99	101	24	-	-
Other	1	(1)	-	2	1	-	-	-
Connecticut Wireline Operating Revenues	$279	$275	$275	$274	$272	$67	$-	$-

Total AT&T Operating Revenues	$32,158	$33,163	$32,476	$32,575	$32,957	$34,439	$32,576	$33,015
Less Connecticut Wireline	(279)	(275)	(275)	(274)	(272)	(67)	-	-
Adjusted AT&T Operating Revenues	$31,879	$32,888	$32,201	$32,301	$32,685	$34,372	$32,576	$33,015
Year-over-Year growth - Adjusted					2.5%	4.5%	1.2%	2.2%

Wireline Operating Revenues	$14,670	$14,716	$14,601	$14,637	$14,615	$14,572	$14,148	$14,214
Less Connecticut Wireline	(279)	(275)	(275)	(274)	(272)	(67)	-	-
Adjusted Wireline Operating Revenues	$14,391	$14,441	$14,326	$14,363	$14,343	$14,505	$14,148	$14,214
Year-over-Year growth - Adjusted					-0.3%	0.4%	-1.2%	-1.0%

Wireline Consumer Operating Revenues	$5,567	$5,638	$5,715	$5,748	$5,735	$5,643	$5,658	$5,782
Less Connecticut Wireline	(169)	(169)	(174)	(173)	(170)	(43)	-	-
Adjusted Wireline Consumer Operating Revenues	$5,398	$5,469	$5,541	$5,575	$5,565	$5,600	$5,658	$5,782
Year-over-Year growth - Adjusted					3.1%	2.4%	2.1%	3.7%

Wireline Business Solutions Operating Revenues	$8,849	$8,839	$8,670	$8,672	$8,669	$8,596	$8,288	$8,239
Less Connecticut Wireline	(109)	(107)	(101)	(99)	(101)	(24)	-	-
Adjusted Wireline Business Solutions Operating Revenues	$8,739	$8,733	$8,569	$8,572	$8,568	$8,572	$8,288	$8,239
Year-over-Year growth - Adjusted					-2.0%	-1.8%	-3.3%	-3.9%

Wireline Strategic Business Services Revenues[2]	$2,154	$2,251	$2,289	$2,382	$2,467	$2,565	$2,628	$2,692
Less Connecticut Wireline	(9)	(10)	(11)	(11)	(13)	(2)	-	-
Adjusted Wireline Business Operating Revenues	$2,145	$2,240	$2,278	$2,370	$2,454	$2,563	$2,628	$2,692
Year-over-Year growth - Adjusted					14.4%	14.4%	15.4%	13.6%

Wireline U-verse Services Revenue	$3,061	$3,276	$3,470	$3,657	$3,791	$3,898	$4,047	$4,283
Less Connecticut Wireline	(95)	(100)	(105)	(109)	(111)	(28)	-	-
Adjusted U-verse Services Revenues	$2,966	$3,176	$3,365	$3,548	$3,680	$3,870	$4,047	$4,283
Year-over-Year growth - Adjusted					24.1%	21.9%	20.3%	20.7%

[1]Prior-period amounts restated to conform to current-period reporting methodology and divestiture of Connecticut Wireline Properties. Sum of segments' revenues within a quarter might not tie to total revenues due to rounding. For ease of presentation, Connecticut Wireline Properties revenues are presented separately on the schedules above.

[2]Strategic business services are AT&T's most advanced business solutions, including VPNs, Ethernet, cloud, hosting, IP conferencing, VoIP, MIS over Ethernet, U-verse and security services.

These Adjusted Operating Revenues are non-GAAP financial measure calculated by excluding the operating revenues of Connecticut Wireline Properties sold in October 2014. Management believes that these measures provides relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculations of Adjusted Operating Revenues may differ from similarly titled measures reported by other companies.